Exhibit 32

            WINTHROP RESIDENTIAL ASSOCIATES I, A LIMITED PARTNERSHIP
                         FORM 10-QSB SEPTEMBER 30, 2005

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Winthrop Residential Associates I, A Limited Partnership, (the "Partnership"), on Form 10-QSB for the quarterly period ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


Date:  November 10, 2005                                 /s/ Michael L. Ashner
                                                         -----------------------
                                                         Michael L. Ashner
                                                         Chief Executive Officer

Date:  November 10, 2005                                 /s/ Thomas C. Staples
                                                         -----------------------
                                                         Thomas C. Staples
                                                         Chief Financial Officer


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